SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934



                Date of Report (Date of earliest event reported):
                       January 30, 2002 (January 22, 2002)



                                  EQUITEX, INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-12374                          84-0905189
--------------------------------------------------------------------------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)




                            7315 East Peakview Avenue
                            Englewood, Colorado 80111
               --------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940


                   -------------------------------------------
                   (Former name or former address, if changed
                              since last report.)

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2002, on January 22, 2002, the board of directors of the Registrant, following a recommendation by the Registrant's Audit Committee, appointed Gelfond Hochstadt Pangburn, P.C. to serve as the Registrant's independent certified public accountant for the year ended December 31, 2001. As a result, on January 25, 2002, the Registrant notified McGladrey & Pullen, LLP that it will no longer serve as the independent certified public accountant of Key and Nova.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

         16.1 Letter from McGladrey & Pullen, LLP dated January 30, 2002 addressed to the Securities and Exchange Commission (Filed herewith)



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITEX, INC.



Date: January 30, 2002                 By:    /s/ Thomas B. Olson
                                              -------------------
                                              Thomas B. Olson, Secretary



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